Commitments and contingencies	12 Months Ended
Dec. 31, 2016
Commitments and contingencies
Commitments and contingencies

Note 15—Commitments and contingencies

Contingencies—Regulatory, Compliance and Legal

Antitrust

In April 2014, the European Commission announced its decision regarding its investigation of anticompetitive practices in the cables industry and granted the Company full immunity from fines under the European Commission’s leniency program. In December 2013, the Company agreed with the Brazilian Antitrust Authority (CADE) to settle its ongoing investigation into the Company’s involvement in anticompetitive practices in the cables industry and the Company agreed to pay a fine of approximately 1.5 million Brazilian reals (equivalent to approximately $1 million on date of payment).

In Brazil, the Company’s Gas Insulated Switchgear business is under investigation by the CADE for alleged anticompetitive practices. In addition, the CADE has opened an investigation into certain other power businesses of the Company, including flexible alternating current transmission systems (FACTS) and power transformers. With respect to these matters, management is cooperating fully with the authorities. An informed judgment about the outcome of these investigations or the amount of potential loss or range of loss for the Company, if any, relating to these investigations cannot be made at this stage.

Suspect payments

As a result of an internal investigation, the Company self-reported to the Securities and Exchange Commission (SEC) and the Department of Justice (DoJ) in the United States as well as to the Serious Fraud Office (SFO) in the United Kingdom concerning certain of its past dealings with Unaoil and its subsidiaries, including alleged improper payments made by these entities to third parties. The SFO has commenced an investigation into this matter. The Company is cooperating fully with the authorities. At this time, it is not possible for the Company to make an informed judgment about the outcome of these matters.

General

In addition, the Company is aware of proceedings, or the threat of proceedings, against it and others in respect of private claims by customers and other third parties with regard to certain actual or alleged anticompetitive practices. Also, the Company is subject to other various legal proceedings, investigations, and claims that have not yet been resolved. With respect to the above-mentioned regulatory matters and commercial litigation contingencies, the Company will bear the costs of the continuing investigations and any related legal proceedings.

Liabilities recognized

At December 31, 2016 and 2015, the Company had aggregate liabilities of $150 million and $160 million, respectively, included in “Other provisions” and “Other non-current liabilities”, for the above regulatory, compliance and legal contingencies, and none of the individual liabilities recognized was significant. As it is not possible to make an informed judgment on the outcome of certain matters and as it is not possible, based on information currently available to management, to estimate the maximum potential liability on other matters, there could be material adverse outcomes beyond the amounts accrued.

Guarantees

General

The following table provides quantitative data regarding the Company’s third-party guarantees. The maximum potential payments represent a “worst-case scenario”, and do not reflect management’s expected outcomes.

	December 31,
	2016	2015
	Maximum potential
($ in millions)	payments
Performance guarantees	193	209

Financial guarantees	69	77
Indemnification guarantees	71	50

Total	333	336

The carrying amount of liabilities recorded in the Consolidated Balance Sheets reflects the Company’s best estimate of future payments, which it may incur as part of fulfilling its guarantee obligations. In respect of the above guarantees, the carrying amounts of liabilities at December 31, 2016 and 2015, were not significant.

The Company is party to various guarantees providing financial or performance assurances to certain third parties. These guarantees, which have various maturities up to 2020, mainly consist of performance guarantees whereby (i) the Company guarantees the performance of a third party’s product or service according to the terms of a contract and (ii) as member of a consortium that includes third parties, the Company guarantees not only its own performance but also the work of third parties. Such guarantees may include guarantees that a project will be completed within a specified time. If the third party does not fulfill the obligation, the Company will compensate the guaranteed party in cash or in kind. The original maturity dates for the majority of these performance guarantees range from one to six years.

Commercial commitments

In addition, in the normal course of bidding for and executing certain projects, the Company has entered into standby letters of credit, bid/performance bonds and surety bonds (collectively “performance bonds”) with various financial institutions. Customers can draw on such performance bonds in the event that the Company does not fulfill its contractual obligations. The Company would then have an obligation to reimburse the financial institution for amounts paid under the performance bonds. At December 31, 2016 and 2015, the total outstanding performance bonds aggregated to $7.9 billion and $9.5 billion, respectively. There have been no significant amounts reimbursed to financial institutions under these types of arrangements in 2016, 2015 and 2014.

Product and order-related contingencies

The Company calculates its provision for product warranties based on historical claims experience and specific review of certain contracts.

The reconciliation of the “Provisions for warranties”, including guarantees of product performance, was as follows:

($ in millions)	2016	2015	2014
Balance at January 1,	1,089	1,148	1,362

Net change in warranties due to acquisitions and divestments	—	—	11
Claims paid in cash or in kind	(329)	(357)	(319)
Net increase in provision for changes in estimates, warranties issued
and warranties expired	424	377	224
Exchange rate differences	(42)	(79)	(130)

Balance at December 31,	1,142	1,089	1,148

During 2016, the Company determined that the provision for product warranties in its solar business, acquired in 2013 as part of the purchase of Power-One, was no longer sufficient to cover expected warranty costs in the remaining warranty period. Due to higher than originally expected product failure rates for certain solar inverters designed and manufactured by Power-One, a substantial portion of which relates to products which were delivered to customers prior to the acquisition date, the previously estimated product warranty provision was increased by a total of $151 million during the year. The corresponding increases were included in Cost of sales of products and resulted in a decrease in basic and diluted earnings per share of $0.06 and $0.05, respectively, for 2016. As $131 million relates to products which were sold prior to the acquisition date these costs have been excluded from the Company’s measure of segment profit, Operational EBITA (See Note 23). This warranty provision has been recorded based on the information presently available and is subject to change in the future.

The information for 2015 contained in the table above has been adjusted to correct a classification difference between Claims paid in cash and kind and Net effect of changes in estimates, warranties issued and warranties expired.

Related party transactions

The Company conducts business with certain companies where members of the Company’s Board of Directors or Executive Committee act, or in recent years have acted, as directors or senior executives. The Company’s Board of Directors has determined that the Company’s business relationships with those companies do not constitute material business relationships. This determination was made in accordance with the Company’s related party transaction policy which was prepared based on the Swiss Code of Best Practice and the independence criteria set forth in the corporate governance rules of the New York Stock Exchange.